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                                                                      EXHIBIT 10


                               AMENDMENT NO. 1 TO
                               LICENSE AGREEMENT


         Reference is made to a certain License Agreement dated as of January 5, 1998, by and among Regent Court Technologies ("Licensor"), Jonnie R. Williams ("Williams"), Francis E. O'Donnell, Jr., M.D. ("O'Donnell") and Star Tobacco and Pharmaceuticals, Inc. ("Licensee") (the "License Agreement").

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor, Williams, O'Donnell and Licensee hereby agree to amend the License Agreement as follows:

         1. Section 2 is amended so that, in its entirety, it reads as follows:

                  "2. GRANT OF LICENSE. Subject to the terms and conditions of this Agreement, Licensor hereby grants and agrees to grant to Licensee an exclusive and irrevocable license, with the right to grant sublicenses as provided in this Agreement, under the Patent Rights and under the Know-How, to make, have made, use, sell or otherwise dispose of, or deal in, any Product anywhere in the world."

         2. Section 4 is amended so that, in its entirety, it reads as follows:

                  "4. RETENTION OF RIGHTS. Notwithstanding the exclusive license granted in Section 2, Licensor will have the absolute, nontransferable right to use the technology covered by the Patent Rights and Know-How and all improvements thereof, for conducting research."

         3. Section 5 is amended so that, in its entirety, it reads as follows:

                  "5.  PATENT PROSECUTION.

                           5.1      Licensee shall diligently prosecute at
Licensee's discretion and at Licensee's expense all United States and foreign patent applications included within the Patent Rights and shall otherwise at its discretion take such action as shall perfect or effect its title to the Patent Rights. Licensee shall provide Licensor with copies of all U.S. and foreign patent applications included in Patent Rights, and, generally, shall provide to Licensor such other information regarding the Patent Rights as Licensor may request from time to time. The foreign jurisdictions in which Licensee prosecutes such applications shall include those jurisdictions covered by the Patent Cooperation Treaty, as well as India. All patent prosecution information supplied by Licensee to Licensor hereunder shall be subject to the confidentiality provisions of this Agreement.

                           5.2      If Licensee so elects, Licensee may also
prosecute at its expense the Patent Rights in such foreign jurisdictions as are not specified in Section 5.1 of this Agreement."

         4. Section 7 is amended so that, in its entirety, it reads as follows:





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                   "7.      SUBLICENSES.  Licensee may sublicense any of the
Patent Rights; provided that, with respect to any sublicense to an Affiliated Sublicensee, it shall be a condition precedent to any such sublicense that such Affiliated Sublicensee shall agree in writing to be jointly and severally obligated and liable to Licensor for all of the obligations of Licensee under this Agreement, and that no further right to sublicense may be granted to an Affiliated Sublicensee; and further provided that all sublicensee shall agree to the terms of Section 8 hereof."

         5. Section 9.1 is amended so that, in its entirety, it reads as follows:

                  "9.      TERMINATION.

                          9.1 (a) Licensee may terminate this Agreement at any
time, for any reason, by providing Licensor not less than thirty (30) days prior written notice thereof.

                              (b) Licensor may terminate this Agreement upon the
occurrence of any of the following:

                                   (i) A default in the payment of Royalties
when due and payable, or a failure to submit to Licensor when due a true and complete accounting statement pursuant to Section 3.2 of this Agreement, which default or failure continues for a period of at least thirty (30) days after Licensor has given to Licensee written notice of such default or failure.

                                   (ii) A material breach of any other
obligation of Licensee under this Agreement, which breach shall not have cured within sixty (60) days after Licensor has given to Licensee written notice of such breach, in which notice Licensor shall have specified in reasonable detail the nature of such breach. For purposes of determining materiality, and provided the nature of the breach may be measured in monetary terms, a breach shall be deemed "material" if such breach results in a loss of Royalties exceeding $100,000.

         6. The parenthetical clause "(the "Royalties")" is deleted from the first sentence of Section 3.1 of the License Agreement.

         7. The phrase "and Licensing Payments" is deleted from the first sentence of Section 3.2 of the License Agreement.

         The parties agree that they shall cause a restated License Agreement to be prepared incorporating the amendments set forth herein.

         Except as amended hereby, the License Agreement is hereby ratified and confirmed and parties acknowledge that it is in full force and effect.








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         Executed as of the 3rd day of August, 1998.


                                       Regent Court Technologies



                                       By:  /s/ Francis E. O'Donnell, Jr.
                                          ----------------------------------


                                       Star Tobacco and Pharmaceuticals, Inc.



                                       By:  /s/ David P. Sheets
                                          ----------------------------------



                                            /s/ Jonnie R. Williams
                                       -------------------------------------
                                            Jonnie R. Williams


                                            /s/ Francis E. O'Donnell, Jr.
                                       -------------------------------------
                                            Francis E. O'Donnell, Jr.







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